UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: April 22, 2013

PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)

(623) 580-6100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On April 22, 2013, Philip L. Francis and Amin I. Khalifa, who have served as members of the PetSmart Board of Directors since 1989 and 2005, respectively, informed PetSmart, Inc. (the “Company”) that they have decided to retire from the Board in order to devote more time to their respective professional and personal commitments. Messrs. Francis and Khalifa will not stand for re-election at the 2013 Annual Meeting of Stockholders; therefore, their retirement will be effective on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.

Date: April 23, 2013	By:	/s/ J. Dale Brunk
J. Dale Brunk
Vice President, Deputy General Counsel and Assistant Corporate Secretary